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                                                                    Exhibit 10.3

                                 AUTOZONE, INC.
                                      THIRD
                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

         AutoZone, Inc., a corporation organized under the laws of the State of Nevada, by resolution of the Board of Directors of the Company (the "Board") on October 21, 1996, and as approved by the stockholders of the Company on December 12, 1996, adopted this AutoZone, Inc. 1996 Stock Option Plan (the "Plan").

         The Compensation Committee of the Board of Directors of the Company by resolution adopted the First Amended and Restated 1996 Stock Option Plan effective as of October 21, 1997.

         Further, by resolution of the Compensation Committee on October 20, 1998, and as presented to the stockholders on December 17, 1998, the Second Amended and Restated 1996 Stock Option Plan was adopted to increase the number of shares available for grant under the Plan.

         Further, the Compensation Committee on August 26, 2003, by resolution adopted this Third Amended and Restated 1996 Stock Option Plan to eliminate the ability to reprice options or to exercise options through a loan from the Company.

         The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company.

                                    ARTICLE I

                                   Definitions

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

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Section 1.1--Affiliate

         "Affiliate" shall mean any Subsidiary and any limited partnership of which the Company or any Subsidiary is the general partner.

Section 1.2--Award Limit

         "Award Limit" shall mean 500,000 shares of Common Stock.

Section 1.3--Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.4--Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5--Committee

         "Committee" shall mean the Compensation Committee or another committee of the Board, appointed as provided in Section 6.1.

Section 1.6--Common Stock

         "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.7--Company

         "Company" shall mean AutoZone, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.8--Corporate Transaction

         "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

     (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Awards are assumed by the successor entity;

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     (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

Section 1.9--Director

         "Director" shall mean a member of the Board.

Section 1.10--Employee

         "Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Employer, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.11--Employer

         "Employer" shall mean the Company or an Affiliate, whichever at the time employs the Employee.

Section 1.12--Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.13--Fair Market Value

         "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

Section 1.14--Incentive Stock Option

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         "Incentive Stock Option" shall mean an Option that qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.15--Non-Qualified Option

         "Non-Qualified Option" shall mean an Option which is not designated as an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.16--Officer

         "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.17--Option

         "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan, as determined by the Committee, shall either be an Incentive Stock Option or a Non-Qualified Option, provided, however that options granted to Employees of an Affiliate which is not a Subsidiary shall be Non-Qualified Options.

Section 1.18--Grantee

         "Grantee" shall mean an Employee to whom an Option is granted under this Plan.

Section 1.19--Plan

         "Plan" shall mean this 1996 Stock Option Plan of AutoZone, Inc.

Section 1.20--Rule 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.21--Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.22--Securities Act

         "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.23--Subsidiary

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the

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unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.24--Termination of Employment

         "Termination of Employment" shall mean the time when the employee-employer relationship between an Grantee and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Grantee by the Employer; (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship; and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Employer with the former Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. However, notwithstanding any provision of this Plan, the Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             Shares Subject to Plan

Section 2.1--Shares Subject to Plan

         (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's common stock, $.01 par value. The aggregate number of such shares which may be issued upon exercise of Options under the Plan shall not exceed 11,000,000. The shares of Common Stock issuable under the Plan upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, the number of shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, subject to the limits of Section 3.4(d), the transaction is treated as a cancellation of the Option and a grant of a new Option and both

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the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

Section 2.2--Add-back of Options

         If any Option expires or is canceled without having been fully exercised or vested, the number of shares subject to such Option, but as to which such Option was not exercised or vested prior to its expiration or cancellation, may again be awarded hereunder, subject to the limitations of Sections 2.1 and 3.4(d). Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.8 and become exercisable with respect to shares of stock of another corporation, shall be considered canceled and may again be awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Grantee or withheld by the Company upon the exercise or vesting of any Option, in payment of the exercise price thereof, may again be awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                   ARTICLE III

                               Granting of Options

Section 3.1--Eligibility

         Any key Employee selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option, provided, however, that an Employee of an Affiliate which is not a Subsidiary shall be eligible to be granted Non- Qualified Options only.

Section 3.2--Qualification of Incentive Stock Options

         No Incentive Stock Option shall be granted to any person who is not an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary.

Section 3.3--Disqualification for Stock Ownership

         No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.4--Granting of Options

         (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

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     (i) Determine which Employees are key employees (including Employees who have previously received Options under this Plan, or any other plan of the Company) and in its opinion should be granted Options; and

     (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected Employees; and

     (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

     (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of such Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) of the Code.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. Subject to Section 3.4(d), an Option, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of the surrendered Option.

         (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

         (d) Notwithstanding any other provision of this Plan, in no event may Options to purchase shares of Common Stock be granted under this Plan at a lower price on a per share basis than the per share price of any Options (i) deemed canceled and regranted or (ii) required to be surrendered as a condition of the grant of new Options.

Section 3.5--Consideration

         Except as the Committee may otherwise determine, in consideration of the granting of an Option, the Grantee shall agree, in the written Option agreement, to remain in the employ of the Company, or any Affiliate, for a period of at least one year (or such shorter period as

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may be fixed in the Option agreement or by action of the Committee following grant of the Option) after the Option is granted. Nothing in this Plan or in any Option agreement hereunder shall confer upon any Grantee any right to continue in the employ of his respective Employer, or shall interfere with or restrict in any way the rights of each respective Employer, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE IV

                                Terms of Options

Section 4.1--Option Agreement

         Each Option shall be evidenced by a written Option agreement which shall be executed by the Grantee and authorized Officers of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Stock Option agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

Section 4.2--Option Price

         (a) Subject to subsection 4.2(b), the price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than eighty- five percent (85%) of the Fair Market Value of the underlying shares on the date of grant; further provided that (i) such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, (ii) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

         (b) Options to purchase no more than 300,000 shares of Common Stock may be granted under this Plan at a price lower than 100% of the Fair Market Value of the underlying shares on the date of grant, determined on a cumulative basis for all Grantees in the aggregate.

         (c) The price of an Option, once established by the Committee as of the grant date, may not be lowered.

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Section 4.3--Option Term

         The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Grantee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4--Option Vesting

         (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted unless the Option is being granted in modification or substitution of a previously granted Option, in which case the one year period shall be measured from the date of the grant of the previously granted Option.

         (b) Subject to the provisions of Sections 4.4(a) and 4.4(d), the period during which the right to exercise an Option in whole or in part vests in the Grantee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option agreement or by action of the Committee following the grant of the Option.

         (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Grantee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

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                                    ARTICLE V

                               Exercise of Options

Section 5.1--Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2--Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Secretary of the Company or his designee:

     (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Grantee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, the Code, and any other federal or state laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option or portion thereof shall be by any person or persons other than the Grantee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

     (d) Full cash payment to the Company of the exercise price and any applicable taxes for the shares with respect to which the Option, or portion thereof, is exercised or through the delivery of a notice that the Grantee has placed a market sell order with a broker approved by the Company with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable taxes. However, the Committee may, in its discretion, allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Grantee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof.

Section 5.3--Rights as Stockholders

         Grantees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option

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unless and until certificates representing such shares have been issued by the
Company to such Grantees.

Section 5.4--Transfer Restrictions

         The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restrictions shall be set forth in the respective Option agreement and may be referred to on the certificates evidencing such shares. Without limiting the generality of the foregoing, the Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 Administration

Section 6.1--Compensation Committee

         The Committee shall consist solely of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2--Duties and Powers of the Committee

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options are granted and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with provisions of Section 422 of the Code. Any grant under this Plan need not be the same with respect to each Grantee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 6.3--Majority Rule; Unanimous Written Consent

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         The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 6.4--Professional Assistance; Good Faith Actions

         All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Grantees, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE VII

                                Other Provisions

Section 7.1--Options Not Transferable

         Options may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Options have been exercised, and the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect except as otherwise permitted in this Section 7.1.

Section 7.2--Eligibility to Exercise

         Only a Grantee may exercise an Option granted under the Plan during the Grantee's lifetime. After the death of the Grantee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option agreement or other agreement, be exercised by the Grantee's personal representative, or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution.

Section 7.3--Conditions to Issuance of Stock Certificates

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         The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 7.4--Amendment, Suspension or Termination of the Plan

         Except as otherwise provided in this Section 7.4, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, to the extent required by Sections 422 or 162(m) of the Code, without approval of the Company's stockholders given within 12 months before or after the action by the Committee or Board, no action of the Committee or Board may increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, or extend the limit imposed in this Section 7.4 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Sections 422 or 162(m) of the Code, and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted unless the Option agreement itself expressly so provides. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event any Option be granted under this Plan on or after October 21, 2006. No amendment, suspension or termination of this Plan shall, without the consent of the Grantees alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the Option agreement otherwise expressly so provides.

Section 7.5--Approval of Plan by Stockholders

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         The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Sections 162(m) and 422 of the Code. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may not be granted under the Plan prior to such stockholder approval.

Section 7.6--Effect of Plan Upon Other Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Employers. Nothing in this Plan shall be construed to limit the right of the Employers (a) to establish any other forms of incentives or compensation for employees of the Employers or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.7--Conformity to Securities Laws

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act, the Code, and any and all regulations and rules promulgated by the Securities and Exchange Commission and the Internal Revenue Service. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8--Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

         (a) Subject to Section 7.8(d), in event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

     (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to,

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

adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

     (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

     (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Section 7.8(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.8(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such transactions or events, or to give effect to such changes in laws, regulations or principles:

     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Option agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Grantee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option, or award or realization of the Grantee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

     (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

     (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

     (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option agreement or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

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

     (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options that may be granted in the future.

         (c) Subject to Section 7.8(d) and 7.12, the Committee may, in its discretion, include such further provisions and limitations in any Option agreement or stock certificate, as it may deem equitable and in the best interests of the Company.

         (d) With respect to Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 7.8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under
Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions.

         (e) The number of shares of Common Stock subject to any Option shall always be rounded to the nearest whole number.

Section 7.9--Tax Withholding

         The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Grantee of any sums required by federal, state or local tax laws to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Grantee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 7.10--No Loans

         The Company may not extend any loans to Employees in connection with the exercise of an Option granted under this Plan.

Section 7.11--Forfeiture Provisions

         Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of an Option made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock

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

underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is adverse, contrary or harmful to the interests of the Company, as further defined by the Committee.

Section 7.12--Limitations Applicable to Section 16 Persons and Performance-Based Compensation

         Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 7.13--Compliance with Laws

         This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restriction, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules or regulations.

Section 7.14--Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

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

Section 7.15--Governing Law

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of laws rules thereof.

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